                                                                     EXHIBIT 1.1


                      STERLITE INDUSTRIES (INDIA) LIMITED





                         [-] AMERICAN DEPOSITARY SHARES

                                EACH REPRESENTING

                                 1 EQUITY SHARE

                            PAR VALUE RS. 2 PER SHARE









                             UNDERWRITING AGREEMENT






                                    [-], 2007

                                                                       [-], 2007


Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. International Limited
Citigroup Global Markets Inc.
    as Representatives of the several Underwriters

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
250 Vesey Street
New York, New York 10080
USA

Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf, London E14 4QA
United Kingdom

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013
USA

Ladies and Gentlemen:

     Sterlite Industries (India) Limited (the "COMPANY"), a public limited company incorporated under the laws of the Republic of India ("INDIA"), proposes to issue and sell equity shares, par value Rs. 2 per share, of the Company (the "EQUITY SHARES") in connection with an ADS Offering (as hereinafter defined). The "ADS OFFERING" consists of an offering and sale of American Depositary Shares, each representing one Equity Share, in the United States, Canada, Japan and certain other selected jurisdictions in the world other than India.

     It is understood that:

     1. The Company and you are entering into this Agreement providing for the purchase by the Underwriters named in Schedule I hereto (the "UNDERWRITERS") for whom you are acting as representatives (the "REPRESENTATIVES"), an aggregate of [-] American Depositary Shares (the "FIRM ADSS") and, at the election of the Representatives on behalf of the Underwriters, up to [-] additional American Depositary Shares (the "OPTIONAL ADSS"). The Firm ADSs and the Optional ADSs are herein collectively referred to as the "ADSs" and the Equity Shares represented thereby as the "SHARES".

     2. The ADS Offering includes a public offering without listing of ADSs in Japan (the "JAPANESE POWL"). The Japanese POWL will be made pursuant to the Japanese Registration Statement and the Japanese Prospectus (as hereinafter defined).


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                             Underwriting Agreement
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                                        2


     All references to "U.S. DOLLARS", "US$" or "$" are to United States dollars and all references to "RS." are to Indian rupees.

     In connection with the ADS Offering, the Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form F-1 (No. 333-138739), including a prospectus, relating to the Shares, a registration statement on Form F-6 (No. 333-139102), relating to the American Depositary Shares representing Equity Shares, and a registration statement on Form 8-A (No. 001-33175) relating to the registration of the Shares and the ADSs. The registration statement on Form F-1 related to the Shares, as amended at the time it becomes effective, including all exhibits thereto and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of ADSs (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "PROSPECTUS". The registration statement on Form F-6 relating to the American Depositary Shares representing Equity Shares, as amended at the time it becomes effective, including all exhibits thereto, is hereinafter referred to as the "ADS REGISTRATION STATEMENT". The registration statement on Form 8-A relating to the Shares and the ADSs, as amended at the time it becomes effective, including all exhibits thereto, is hereinafter referred to as the "8-A REGISTRATION STATEMENT". If the Company has filed an abbreviated registration statement to register additional Equity Shares pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

     For purposes of this Agreement, "FREE WRITING PROSPECTUS" has the meaning set forth in Rule 405 under the Securities Act, "TIME OF SALE PROSPECTUS" means the preliminary prospectus dated [-] (the "PRELIMINARY PROSPECTUS"), together with the free writing prospectuses, if any, each identified in Schedule II hereto and "BROADLY AVAILABLE ROAD SHOW" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "Registration Statement", "preliminary prospectus", "Time of Sale Prospectus" and "Prospectus" shall include the documents, if any, incorporated by reference therein, and, if applicable, any prospectus wrapper prepared in connection therewith.

     In connection with the Japanese POWL, the Company has prepared and filed with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan (the "DKLFB") a securities registration statement dated [-], 2007 with respect to the Japanese POWL and its exhibits, and amendments to such securities registration statement pursuant to the Securities and Exchange Law of Japan (the "SELJ") and a further amendment (the "POWL FINAL AMENDMENT") to such securities registration statement in the form heretofore delivered to the Representatives and Nomura Singapore Limited ("NOMURA SINGAPORE") is proposed to be filed by the Company with the DKLFB promptly after the execution of this Agreement (such securities registration statement, exhibits, and all such amendments, collectively, the "JAPANESE SECURITIES REGISTRATION STATEMENT"); the Company has prepared a preliminary prospectus,


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
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                                       3


including its amendments, with respect to the Japanese POWL (the "JAPANESE PRELIMINARY PROSPECTUS") and intends to prepare a further amendment to the Japanese Preliminary Prospectus which together with the Japanese Preliminary Prospectus will form a final Japanese prospectus (the "JAPANESE PROSPECTUS"; and together with the Japanese Preliminary Prospectus and the Japanese Securities Registration Statement, the "JAPANESE DISCLOSURE DOCUMENTS"); the Japanese Disclosure Documents have been or will be prepared in the Japanese language in accordance with the SELJ, in principle, based on the information included or incorporated by reference in the Prospectus, with such omissions and additions as appropriate for the purpose of the Japanese POWL.

     The ADSs are to be issued pursuant to a deposit agreement, dated as of [-], 2007 among the Company, Citibank, N.A. as depositary (the "DEPOSITARY"), and registered holders and beneficial owners from time to time of the American Depositary Receipts (the "ADRS") issued by the Depositary and evidencing the American Depositary Shares (the "DEPOSIT AGREEMENT"). Pursuant to the Deposit Agreement, Citibank, N.A., Mumbai Branch has been appointed as the domestic custodian in India (the "INDIAN DOMESTIC CUSTODIAN") to hold Equity Shares on behalf of the Depositary. Each American Depositary Share of the Company will initially represent the right to receive one Equity Share deposited pursuant to the Deposit Agreement.

     SECTION 1. REPRESENTATIONS AND WARRANTIES.

     Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

          (i) Effectiveness and No Stop Order. Each of the Registration Statement, the ADS Registration Statement and the 8-A Registration Statement has become effective, and no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or the 8-A Registration Statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission.

          (ii) No Stop Order. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission and each preliminary prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act, and the rules and regulations of the Commission thereunder.

          (iii) Offering Document Compliance. (A) Each of the Registration Statement, the ADS Registration Statement, and the 8-A Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, at each Time of Delivery, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, (B) each of the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement and the Prospectus, when it became effective or as of its issue date, as applicable, and at each Time of Delivery, complied or will comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the applicable rules and regulations of the Commission thereunder, as


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
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                                       4


     applicable, and (C)(1) the Time of Sale Prospectus complies in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, and does not, and at the time of each sale of the ADSs in connection with the ADS Offering when the Prospectus is not yet available to prospective purchasers and at each Time of Delivery (as defined in Section 4(a) below), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (2) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (D) the Prospectus, as of its issue date, at each Time of Delivery and as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, ADS Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

          (iv) Free Writing Prospectus. Each free writing prospectus identified in Schedule II hereto, as of its issue date and at all subsequent times through the completion of the ADS Offering did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, the Prospectus, any preliminary prospectus or the Japanese Disclosure Documents. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies, or will comply, in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any free writing prospectus.

          (v) Status as Not Ineligible Issuer. The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (vi)   No Distribution of Other Offering Material. Neither the
     Company nor any Significant Subsidiary (each of which is listed in Schedule III hereto and individually referred to as a "SIGNIFICANT SUBSIDIARY") or affiliates has distributed, nor will it


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
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                                       5


     distribute prior to the later of the Second Time of Delivery (as defined below) and the completion of the Underwriters' distribution of the ADSs, any offering material in connection with the ADS Offering (A) in the United States other than the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement and any free writing prospectus identified on
     Schedule II hereto and (B) in Japan other than the Japanese Disclosure Documents.

          (vii) No Material Adverse Change. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, management, operations or prospects of the Company and its Significant Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, from that set forth in the Time of Sale Prospectus.

          (viii) Due Organization and Good Standing. The Company has been duly incorporated and is validly existing as a public limited company under the laws of India and has the corporate power and authority to own or lease its properties and to conduct its business as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents; each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a company under the laws of its jurisdiction of incorporation, each with corporate power and authority to own or lease its properties and conduct its respective business as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents; and each of the Company and its Significant Subsidiaries is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or be in good standing would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, business, management, operations or prospects of the Company and its Significant Subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT").

          (ix) Real Properties, Encumbrances and Leases. Each of the Company and its Significant Subsidiaries has good and marketable title to all real property and good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as are described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, or such as would not have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material to its business or do not materially interfere with the use made of such property and buildings by the Company, except as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents.

          (x) Capitalization. The Company has an authorized capitalization as set forth in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents; and all of the issued shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued, and were not issued in


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
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                                       6


     violation of any preemptive or similar rights of any person or entity against the Company; all of the Shares when delivered in accordance with the terms of this Agreement, will be fully paid; all of the issued and outstanding Equity Shares (including the Shares) conform to the description of the Equity Shares contained in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents; all of the issued and outstanding Equity Shares have been duly listed and admitted for trading on the Bombay Stock Exchange Limited and the National Stock Exchange of India Limited (the "INDIAN EXCHANGES") (and are also listed on the Calcutta Stock Exchange Association Limited, though the Company has applied to have its Equity Shares delisted from such exchange); the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights, including, but not limited to, any such rights under Section 81 of the Indian Companies Act, 1956 (the "INDIAN COMPANIES ACT") or other rights to acquire the Shares or the ADSs in connection with the transactions contemplated hereby or otherwise; except as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company or any of its Significant Subsidiaries, or obligations of the Company to issue Equity Shares or any other class of capital stock of the Company, in connection with completion of the transactions contemplated hereby; the Shares may be freely deposited by or on behalf of the Company with the Indian Domestic Custodian which shall form the underlying shares for the ADRs to be issued; any restrictions on the future deposit of Equity Shares are fully and accurately disclosed in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents; there are no restrictions on subsequent transfers of the ADSs under the laws of India and of the United States except as described in each of the Time of Sale Prospectus and the Prospectus; all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and were not issued in violation of any preemptive or similar rights of any person or entity against such Significant Subsidiary; and the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of all liens, encumbrances, equities or claims.

          (xi) No Agreement to File a Registration Statement. No shareholder of the Company or of any Significant Subsidiary or any other person has any registration or other similar rights to have any of the Company's securities registered for sale under the Registration Statement or the ADS Registration Statement or included in the ADS Offering.

          (xii)   Authorization of the Deposit Agreement. The Deposit
     Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer), reorganization, moratorium or similar laws affecting enforcement of creditors' rights and except as enforcement thereof is subject to general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); upon issuance by the Depositary of ADRs evidencing the ADSs against the deposit of the


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
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                                       7


     Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents.

          (xiii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

          (xiv) Necessary Authorizations for Transactions. No action, consent, authorization, approval, order, certificate, license or permit of, clearance by, or filing, registration or qualification with any court or administrative, governmental or regulatory agency or body or stock exchange authority having jurisdiction over the Company is required for the performance of its obligations under this Agreement and the Deposit Agreement, or the transactions contemplated hereby and thereby, other than such (A) as have been obtained or made prior to the date of this Agreement and are in full force and effect or (B) as may be required by the securities or Blue Sky laws of the various U.S. states in connection with the offer and sale of the ADSs. All such authorizations (including authorizations by and on behalf of the Company) necessary for performance by the Company of its obligations under this Agreement, the Deposit Agreement, or the transactions contemplated hereby and thereby, have been obtained and are in full force and effect.

          (xv) No Restrictions or Withholding Taxes on Dividends. There are no restrictions under Indian law nor any approvals currently required in India (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends or other distributions declared by the Company to holders of Equity Shares, or ADSs, including the Depositary, or for the conversion by the Depositary of any dividends paid in Indian rupees to U.S. dollars or the repatriation thereof out of India, except as set forth in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents. No such dividends and other distributions, including such dividends to persons not resident in India, are currently subject to withholding or other taxes, levies or charges under the laws and regulations of the Republic of India, except as set forth in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents.

          (xvi) No Defaults or Legal Conflicts. The sales of the ADSs contemplated herein and the deposit of the Shares with the Indian Domestic Custodian on behalf of the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement, and the consummation of the transactions herein and therein contemplated do not and will not (A) result in any violation of the Company's or any of its Significant Subsidiaries' certificate of incorporation, memorandum of association and articles of association or other organizational document (collectively, the "CHARTER DOCUMENTS") or (B) contravene or result in a default under (1) any provision of applicable law or regulation (including, without limitation, any applicable Indian law or regulation relating to the offer


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
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                                       8


     and sale of the Shares and ADSs), (2) any agreement binding upon the Company or any Significant Subsidiary or (3) any judgment, order or decree of any local or other court or public, governmental or regulatory agency or body or stock exchange authority having jurisdiction over the Company, or any Significant Subsidiary, or any of their assets, except for such violations or contraventions under clause (B)(2) that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (xvii) No Violation of Existing Agreements or Laws. None of the Company or any Significant Subsidiary is (A) in violation of its respective Charter Documents, (B) in default (or, with the giving of notice or lapse of time, would be in default) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which it is a party or by which it may be bound, or to which any of its property or assets is or may be subject (collectively, "AGREEMENTS"), except as disclosed in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, or (C) in violation or default of any provision of applicable law or regulation (including, without limitation, any applicable law or regulation regarding money laundering or corruption or economic sanctions), all applicable provisions of the Sarbanes-Oxley Act of 2002 or any Indian law or regulation relating to the offer and sale of the Shares and ADSs, or any judgment, order or decree of any court or governmental, administrative or regulatory agency or body or stock exchange authority having jurisdiction over it or any of its assets, as applicable, except where such violation or default under clause (B) would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (xviii)   Stamp Duty and Other Transaction Taxes. Other than as set
     forth in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, no transaction tax, issue tax, stamp duty or other issuance or transfer tax or duty or withholding tax is or will be payable by or on behalf of the Underwriters, or otherwise imposed on any payments made to the Underwriters, to the Government of India or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit of the Shares by the Company with the Indian Domestic Custodian on behalf of the Depositary against the issuance of ADRs evidencing ADSs, (B) the sale and delivery on behalf of the Company of the ADSs to or for the respective accounts of the Underwriters as set forth in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, and pursuant to the terms of this Agreement, (C) the sale and delivery outside of India by the Underwriters of the ADSs to the purchasers thereof in the manner contemplated pursuant to the terms of this Agreement or (D) any other transaction or payment contemplated by this Agreement or the Deposit Agreement.

          (xix) No Stabilization Action. Neither the Company nor any Significant Subsidiary or any of their respective affiliates has taken, directly or indirectly, any action (excluding any actions taken by the Underwriters) which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs.


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                             Underwriting Agreement
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          (xx)   Statements in Prospectus. The statements set forth in each of the Time of Sale Prospectus and the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares" and the corresponding descriptions contained in the Japanese Disclosure Documents, insofar as they purport to constitute a summary of the terms of the Equity Shares and the ADSs, respectively, and under the first, seventh and eight risk factors under the heading "Risk Factor--Risks Relating to the ADS Offering and our ADSs," and the captions "Enforceability of Certain Civil Liabilities," "Comparison of Shareholders' Rights," "Comparison of Corporate Governance Standards," "The Indian Securities Market," "Government of India Approvals," and "Regulations and Restrictions on Foreign Ownership of Indian Securities," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

          (xxi) No Pending Legal Proceedings. There are no legal, arbitral, governmental proceedings pending or, to the knowledge of the Company, threatened, to which the Company or any Significant Subsidiary is a party or to which any of the properties of the Company or any Significant Subsidiary is subject (A) other than proceedings described in all material respects in the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, and proceedings that would not have a Material Adverse Effect on the Company or any Significant Subsidiary, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus, or (B) that are required to be described in the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement or the Japanese Disclosure Documents and are not so described.

          (xxii) Investment Company Act. The Company is not, and after giving effect to the ADS Offering and the application of the proceeds thereof, will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

          (xxiii)   Necessary Authorizations to Conduct Businesses. Except as
     set forth in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, each of the Company and its Significant Subsidiaries has obtained all necessary certificates, authorizations, licenses, concessions, approvals, orders or permits (collectively, "GOVERNMENTAL LICENSES") issued by, and has made all declarations and filings with, all local and other governmental authorities, all self-regulatory organizations, all courts and other tribunals and all appropriate regulatory agencies or bodies, or governmental agencies, necessary (A) to own, lease or license, as the case may be, and to operate and use its properties and assets, (B) to conduct the businesses now conducted by it in the manner described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents and (C) to own all of its equity interests in a person or entity, amounting to 5% or more, except where the failure so to possess, declare or file would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as set forth in the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure


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     of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any Significant Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, reasonably be expected to result in a Material Adverse Effect.

          (xxiv)   Independent Registered Public Accountants. Deloitte Haskins
     & Sells, Mumbai, India, who have certified the United States generally accepted accounting principles ("U.S. GAAP") consolidated financial statements, are registered with the Public Company Accounting Oversight Board ("PCAOB") and are independent public or certified public accountants with respect to the Company and its Significant Subsidiaries as required by the Securities Act and the applicable published rules and regulations of the Commission thereunder.

          (xxv) Financial Statements. (A) The U.S. GAAP audited consolidated financial statements and the unaudited consolidated financial statements of the Company included in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, together with the related schedules and notes, present fairly, in all material respects, the financial positions of the Company and its consolidated subsidiaries as of the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; the said financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the U.S. GAAP audited financial statements and the U.S. GAAP unaudited financial statements included in the Registration Statement, the Time of Sale Prospectus, and the Prospectus and the Japanese Disclosure Documents; and

          (B) The Indian GAAP selected financial information included in the Registration Statement, the Time of Sale Prospectus and the Prospectus presents fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the Indian GAAP unaudited financial statements of the Company.

          (xxvi)   Intellectual Property Rights. The Company and its
     Significant Subsidiaries own, or duly applied for the issuance of, all the patents, trademarks, trade names, if any, and copyrights (or licenses such rights pursuant to valid and subsisting licenses) necessary for the conduct of their business as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, except where the failure to own or license the same would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
     nor any Significant Subsidiary has received any notice of infringement by, or conflict with, any other person of any such patents, trademarks, trade names, if any, or copyrights owned or licensed by the Company or a Significant Subsidiary the result of which infringement could result in a Material Adverse Effect.

          (xxvii)   Enforcement of Rights in India by Holders of ADSs. Under
     the laws of India, each registered holder or beneficial owner of ADSs shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADSs in a direct suit, action or proceeding against the Company. It is not necessary in order to enable any owner of ADSs to enforce any of its rights that such owner of ADSs be licensed, qualified or entitled to do business in India.

          (xxviii)   Insurance. Each of the Company and its Significant
     Subsidiaries maintains insurance of the type and in the amounts which the Company believes to be reasonable and customary for its business. All such insurance is in full force and effect, except in such cases as the failure to carry or be covered by insurance would not result in a Material Adverse Effect. The Company has no reason to believe that it or any Significant Subsidiary will not be able to (A) renew its existing insurance coverage as and when such coverage expires or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

          (xxix) No Filing, Stamp Duty or Filing Fees. To ensure the legality, validity, enforceability or admissibility into evidence in a legal or administrative proceeding in India of each of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in India or that any registration tax, stamp duty or similar tax be paid in India on or in respect of any of this Agreement, the Deposit Agreement or any other document to be furnished hereunder or thereunder, other than court costs, including (without limitation) filing fees and deposits to guarantee judgment required by a Indian court of law and except that this Agreement and the Deposit Agreement will only be admissible in evidence in India for purposes of enforcement if they are duly stamped in accordance with the Bombay Stamp Act, 1958 and any certificate representing the Shares would be required to be stamped with applicable stamp duties in India.

          (xxx) Taxes. The Company and each Significant Subsidiary has prepared and timely filed all tax returns, reports and other related information which are required to be filed by or with respect to it or has properly requested extensions thereof, except where the failure to do so would not result in a Material Adverse Effect. Except as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, all taxes, assessments, fees and other governmental charges due on such returns or pursuant to any assessment received by the Company and each Significant Subsidiary or which are imposed upon it or on any of its properties or assets or in respect of any of its business, income or profits have been fully paid when due, other than taxes or charges that are being contested in good faith by appropriate proceedings and except where the failure to do so would not result in a Material Adverse Effect. Except as


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
     described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, the Company has made adequate charges, accruals and reserves in respect of all such tax liabilities.

          (xxxi) Transactions with Affiliates. All material transactions between the Company and its related parties are fully and fairly described in all material respects in the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, and each such transaction is on terms no less favorable to the Company as could be obtained with an unaffiliated third party.

          (xxxii) Internal Accounting Controls. The Company and each Significant Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and Indian GAAP, as applicable, and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and
     (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company and each Significant Subsidiary keeps books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity. Except as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, since the end of the Company's most recent audited fiscal year, there has been (i) no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (ii) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (xxxiii)   Financial Condition and Critical Accounting Policies. The
     section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each of the Time of Sale Prospectus, the Prospectus and the corresponding descriptions in the Japanese Disclosure Documents complies, in all material respects, with the relevant securities laws and the Commission's rules and interpretations governing the disclosure of the Company's financial condition and results of operations and critical accounting policies.

          (xxxiv)   Valid Choice of Law, Submission to Jurisdiction and
     Appointment of Process Agent. The choice of the laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of India and courts of India should honor this choice of law. The Company has the power to submit, and pursuant to this Agreement and the Deposit Agreement has validly and irrevocably submitted, to the personal jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of New York, New York County (including, in each case, any appellate courts therefrom) in any suit, action or proceeding against it arising out of or related to this Agreement or the Deposit Agreement or with respect to its obligations, liabilities or any other matter arising out of or in connection with the sale of the ADSs to the Underwriters and has validly and irrevocably


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
     waived any objection to the venue of a proceeding in any such court, and the Company has the power to designate, appoint and empower, and pursuant to this Agreement and the Deposit Agreement, has validly appointed the Authorized Agent named in Section 15 of this Agreement, and the process agent named in the Deposit Agreement for the purposes described therein, and service of process effected in the manner set forth in Section 15 of this Agreement and the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company.

          (xxxv) Absence of Labor Dispute. To the knowledge of the Company, no labor dispute with the employees of the Company or any Significant Subsidiary exists or is imminent except as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole.

          (xxxvi)   No Immunity Under Indian Law. The Company is subject to
     civil and commercial law and to suit in India with respect to its obligations under this Agreement, the Deposit Agreement, and the ADRs; the execution and delivery by the Company and the performance by the Company of its obligations thereunder constitute private and commercial acts rather than governmental or public acts and neither the Company nor any of its properties, assets or revenues has any right of immunity under Indian law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Indian court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Deposit Agreement and the ADRs, and, to the extent that the Company or any of the Company's properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company has waived or has agreed to waive such right to the extent permitted by law.

          (xxxvii)   No Subsequent Material Liability or Change. Subsequent to
     the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, (A) the Company and its Significant Subsidiaries have not (1) incurred any material liability or obligation, direct or contingent, (2) entered into any material transaction or (3) entered into any material agreement, oral or written, including but not limited to any material letter of intent, memorandum of understanding or memorandum of agreement, in relation to an acquisition of or investment in any company or entity; (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (C) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its Significant Subsidiaries, except in each


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
     case as described in each of the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, respectively.

          (xxxviii)   No Prior Equity Share Issuance. Except as described in the
     Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, the Company has not sold, issued or distributed any Equity Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than Equity Shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (xxxix)   Environmental Laws. The Company and each Significant
     Subsidiary (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
     (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole, and except as disclosed in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents.

          (xl) Costs Related to Environmental Laws. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole, and except as disclosed in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents.

          (xli) OFAC and Sanctions Laws and Regulations. Neither the Company nor any Significant Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Significant Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); except as disclosed in the Time of Sale Prospectus and the Prospectus, neither the Company nor any Significant Subsidiary engage in any business disclosed in any country, person, or entity targeted by sanctions under any of the Trading with the Enemy Act, the International Emergency Economic Powers Act, the United Nations Participations Act, the Syria Accountability and Lebanese Sovereignty Act, all as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto (collectively, the "SANCTIONS LAWS AND


                      Sterlite Industries (India) Limited
                             Underwriting Agreement

REGULATIONS"), or with any person or entity in those countries, or perform contracts in support of projects in or for the benefit of those countries, persons or entities.

     (xlii) Foreign Corrupt Practices Act. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any Significant Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

     (xliii) Money Laundering. The operations of the Company and each Significant Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Significant Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

     (xliv) Passive Foreign Investment Company. The Company does not expect to be a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the taxable year ending March 31, 2007, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

     (xlv) Reserves. All information related to the mineral and ore reserves of the Company and any Significant Subsidiary contained in (A) each of the Registration Statement, the ADS Registration Statement and the Japanese Securities Registration Statement, when it became effective; (B) the Time of Sale Prospectus at the time of each sale of the ADSs in connection with the ADS Offering and at each Time of Delivery (as defined in Section 4(a) below) when the Prospectus is not yet available to prospective purchasers, as then amended or supplemented by the Company; and (C) the Prospectus, the Japanese Preliminary Prospectus and the Japanese Prospectus (the "RESERVE INFORMATION"), (1) was and is accurate in all material respects, (2) complied and will

                      Sterlite Industries (India) Limited
                             Underwriting Agreement
comply in all material respects with the requirements of the Securities Act and SELJ and (3) when read together with the other information in the Prospectus and the Japanese Disclosure Documents, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; all information related to the mineral and ore reserves of the Company and any Significant Subsidiary provided to SRK Consulting (UK) Ltd, SRK Consulting (Australia) Pty Ltd and SRK Consulting (South Africa) Pty Ltd (collectively, "SRK") was and is accurate in all material respects; the Reserve Information has been calculated in accordance with standard mining engineering procedures used in the mining industry and applicable government reporting requirements and applicable law; all assumptions used in the calculation of the Reserve Information were and are reasonable.

     (xlvi) Mining Rights. The Company or a Significant Subsidiary holds freehold title, mining leases, mining claims or other conventional proprietary interests or rights recognized in the jurisdiction in which each property described in each of the Time of Sale Prospectus, the Prospectus, and the Japanese Disclosure Documents is located, in the ore bodies and mineral inventories and the milling, smelting and refining facilities as described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents (and all properties respectively relating thereto) under valid, subsisting and enforceable title documents, contracts, leases, licenses of occupation, mining concessions, permits, or other recognized and enforceable instruments and documents, sufficient to permit the Company or any Significant Subsidiary, as the case may be, to explore for, extract, exploit, remove, process or refine the minerals relating thereto, except where the failure to so hold such interests or rights would not have a Material Adverse Effect. In addition, the Company or a Significant Subsidiary has all necessary surface rights, water rights and rights in water, rights of way, licenses, easements, ingress, egress and access rights, and all other presently required rights and interests granting the Company or any Significant Subsidiary, as the case may be, the rights and ability to explore for, mine, extract, remove or process the minerals derived from the ore bodies and mineral inventories described in the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents or to transport for refinement or market or distribute the ore and metals produced at the milling, smelting and refining facilities described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents all as referred to in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents with only such exceptions as are described in each of the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents, or as do not have a Material Adverse Effect. Each of the aforementioned interests and rights is currently in good standing except for those interests and claims which, if not kept in good standing, would not have a Material Adverse Effect.

     (xlvii) Foreign Institutional Investor Limit. (A) The board of directors of the Company has approved an increase to the Company's Foreign Institutional Investor shareholding limit (the "FII LIMIT") to 49% of its issued share capital on [-], 2007, and the Company has duly dispatched a notice to shareholders to convene an extraordinary general meeting to be convened on [-], 2007 to approve the resolution to increase the FII limit to 49%; and (B) the shareholders of the Company as set forth on Schedule V hereto

                      Sterlite Industries (India) Limited
                             Underwriting Agreement
have undertaken to the underwriters that they will vote in favor of the shareholders' resolution described in (B) above.

     (xlviii) Listing Approval. The Company has received in-principle approval of the Indian Exchanges to list the Shares, and such approvals are in full force and effect on the date hereof and at each Time of Delivery.

     (xlix) Japanese Securities Registration Statement. The Company has filed with the DKLFB the Japanese Securities Registration Statement, except for the POWL Final Amendment; the registration made under the Japanese Securities Registration Statement will become effective no later than [-], 2007 or such other date on which the POWL Final Amendment is filed with the DKLFB and will remain effective at the First Time of Delivery; and the Japanese Securities Registration Statement, on the date hereof and the date of the First Time of Delivery (as defined in Section 4 hereof) (A) conforms and will conform in all material respects to the requirements of SELJ and the cabinet orders and ministerial ordinances and other rules and regulations thereunder (including the SELJ, the "JAPANESE RULES AND REGULATIONS"), and (B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. No order preventing or suspending the effectiveness of, or, requiring the amendment to, the Japanese Securities Registration Statement, nor notice of a hearing from which such order may result, has been issued by the DKLFB (or any other Japanese securities authority).

     (l) Japanese Preliminary Prospectus and Japanese Prospectus. The Japanese Preliminary Prospectus at the time of issue thereof conformed, and the Japanese Prospectus at the time of issue thereof and as of the First Time of Delivery will conform, in all material respects to the requirements of the Japanese Rules and Regulations, and the Japanese Preliminary Prospectus at the time of issue thereof did not, and the Japanese Prospectus at the time of issue thereof and as of the First Time of Delivery will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (li) No Consents, Approvals, Etc. Required in Japan. Other than the requirement to file the Japanese Securities Registration Statement with the DKLFB and it becoming effective, no consent, approval, authorization, order of, or clearance by, or registration or filing with any governmental agency or body or any court, any stock exchange authorities in Japan is required for the consummation of the transactions contemplated by the Deposit Agreement, this Agreement, the Japanese Disclosure Documents, the deposit of the Shares with the Indian Domestic Custodian acting on behalf of the Depositary by the Company pursuant to the Deposit Agreement, or the issuance and sale of ADRs evidencing the ADSs representing the Shares at the First Time of Delivery or the execution and delivery of the Deposit Agreement or this Agreement, except such consents, approvals, authorizations orders, clearances, registrations or filings, as have been obtained or made and are in full force and effect under the Japanese Rules and Regulations; provided that the Company may be required to file a post-transaction report with the Minister of Finance of Japan pursuant to the Foreign Exchange and Foreign Trade Law of Japan.

                      Sterlite Industries (India) Limited
                             Underwriting Agreement

     SECTION 2. SALE AND DELIVERY TO UNDERWRITERS.

     (a) Firm ADSs. Subject to the terms and conditions herein set forth and set forth in Section 7 of this Agreement, (i) the Company agrees to sell to each of the Underwriters the number of Firm ADSs and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per ADS of US$[-] the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule I hereto and (ii) in the event and to the extent the Representatives on behalf of the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per ADS set forth in this subsection (a), that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     (b) Optional ADSs. The Company hereby grants to the Underwriters the right to purchase at their election up to [-] Optional ADSs at the purchase price per ADS set forth in subsection (a) above. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company. Any such election to purchase Optional ADSs may be exercised only once by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     SECTION 3. TERMS OF THE OFFERING. Upon the authorization by the Representatives of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus; and subsequently [-] Firm ADSs underwritten by Nomura Singapore will be offered by Nomura Securities Co., Ltd. ("NOMURA SECURITIES") in Japan, acting as the sole bookrunner for the Japanese POWL and its certain selling members, if any.

     SECTION 4. PAYMENT AND CLOSING.

     (a) Payment and Closing. ADRs evidencing the ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives or their United States selling agents may request upon at least forty-eight hours' notice to the Company prior to each Time of Delivery (the "NOTIFICATION TIME"), shall be delivered on each Time of Delivery by or on behalf of the Company to the Representatives or their United States selling agents, through the facilities of the Depositary or The Depository Trust Company ("DTC"), for the account of each such Underwriter. Against such delivery of ADRs evidencing the ADSs for the account of each such Underwriter by or on behalf of the Company, each such Underwriter shall pay the purchase price therefor (net of

                      Sterlite Industries (India) Limited
                             Underwriting Agreement
expenses as set forth in Section 6 hereof) by wire transfer to the account designated by the Company payable to the order of the Company in Federal (same day) funds. The Company will cause the certificates representing ADRs evidencing the ADSs to be made available by the Depositary or the Company, as applicable, for checking at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of the Depositary or DTC, as applicable, or its designated custodian (the "DESIGNATED OFFICE").

     The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:00 a.m. New York time, on [?], 2007 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:00 a.m. New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "FIRST TIME OF DELIVERY", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "SECOND TIME OF DELIVERY", and each such time and date for delivery is herein called a "TIME OF DELIVERY".

     (b) Delivery of Closing Documents. The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 7(o) hereof will be delivered at the offices of Shearman & Sterling LLP, 12/F, Gloucester Tower, The Landmark, 15 Queen's Road Central Central, Hong Kong (the "CLOSING LOCATION"), and the ADSs will be delivered as specified in subsection (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 9:00 a.m., New York time on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, India, Japan or London are generally authorized or obligated by law or executive order to close.

     SECTION 5. COVENANTS.

     (a) Covenants of the Company. The Company agrees with each of the Underwriters as follows:

          (i) Filing of Prospectus; Notification and Filing of Amendments. To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus in the manner and within the applicable period specified in Rule 424(b) (without reliance on Rule 424(b)(8) under the Securities Act) under the Securities Act or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, Time of Sale Prospectus or Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof, provided, however, that the Representatives shall not unreasonably withhold approval of the amendment or


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     supplement to the Registration Statement; to give the Representatives notice of its intention to make any such filing from the time of first sale of the ADSs to any investor to the First Time of Delivery, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as applicable; to advise the Representatives promptly after it receives notice thereof of the time when any amendment to the Registration Statement, the ADS Registration Statement or the 8-A Registration Statement has been filed or becomes effective, or any supplement to the Prospectus or any amended Prospectus has been filed, and to furnish the Representatives with copies thereof; to advise the Representatives at any time it becomes an "ineligible issuer" as defined in Rule 405 under the Securities Act; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act, subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the ADS Offering; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus or Prospectus, of the suspension of the qualification of the Shares or the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purposes, or of any request by the Commission for the amending or supplementing of the Registration Statement, any preliminary prospectus or Prospectus or for additional information; and, in the event of the issuances of any stop order or of any order preventing or suspending the use of any preliminary prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

          (ii) Suspension of Japanese Securities Registration Statement. To advise Nomura Singapore and Nomura Securities, promptly after the Company receives notice thereof, of the issuance by the DKLFB of any notice of hearing from which may result an order requiring the filing of an amendment to the Japanese Securities Registration Statement or an order suspending the effectiveness of the registration under the Japanese Securities Registration Statement; and in the event of the issuance of any such order, to use its best efforts to promptly file such required amendment or, as the case may be, file such amendment to the Japanese Securities Registration Statement as is necessary for DKLFB to terminate such suspension order or otherwise use its best efforts to obtain such termination.

          (iii) Qualification of ADSs for Offer and Sale. To take such action as the Representatives may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or to subject it to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

          (iv) Delivery of Prospectuses. (A) If the Time of Sale Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to


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                                       21


     prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law;

          (B) If, during such period after the first date of the public offering of ADSs as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which ADSs may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law;

          (C) As soon as practicable but not later than the third business day succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City or such other place as the Representatives may specify in such quantities as the Representatives may reasonably request; and

          (D) No later than [-], 2007, to furnish to or to the order of Nomura Securities such number of copies of the Japanese Prospectus in Tokyo or such other place in Japan as Nomura Securities may reasonably request, and, if the delivery of a Japanese Prospectus is required at any time prior to the expiration of three months after the effective date of the registration made under the Japanese Securities Registration Statement and if at such time any events shall have occurred as a result of which the Japanese Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the


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                                       22


     statements therein, in the light of the circumstances under which they were made when such Japanese Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend the Japanese Prospectus or to file under the Japanese Rules and Regulations any document in order to comply with the Japanese Rules and Regulations, to notify Nomura Singapore and upon its request to file such document and to prepare and furnish to Nomura Securities and to any dealer in securities as many copies as Nomura Securities may from time to time reasonably request of an amended Japanese Prospectus or a supplement to the Japanese Prospectus which will correct such statement or omission or effect such compliance.

          (v) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (vi) Lock-Up. The Company will not, during the period commencing on the date hereof and ending on the day after the date 180 days after the date of the Prospectus (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant or exercise any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or file or cause to be filed a registration statement, or exercise any registration right, in respect of, any ADSs or Equity Shares or any securities convertible into or exchangeable or exercisable for any ADSs or Equity Shares, or any similar securities, or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of ADSs or Equity Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of ADS or such other securities, in cash or otherwise, except (x) pursuant to any employee stock option plan that has been or may be adopted by the Company or (y) with respect to any Equity Shares to be issued as an annual dividend or annual bonus issue to directors, supervisors and employees which is approved by the Company's shareholders; provided that if
     (A) during the last 17 days of the restricted period the Company issues an earnings release or announces material news or a material event or (B) prior to the expiration of the restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event, as applicable; provided further that in the case of clause (B) the preceding proviso, if no earnings results are released during the 16-day period, the lock-up will terminate on the last day of the 16-day period. The Company will not facilitate any conversions or exchanges of Equity Shares into ADSs during this 180-day period.

          (vii) Annual Reports. To furnish to the Depositary for mailing to all holders of record of ADRs as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with U.S. GAAP or Indian GAAP, as applicable) and to file with Commission on a timely basis for each year an annual report


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                             Underwriting Agreement
     on Form 20-F, which conforms in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder.

          (viii) No Stabilization Action. Not to (and to cause its Significant Subsidiaries and affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

          (ix) Listing. To cause (a) the ADSs to be listed on the New York Stock Exchange, Inc. ("NYSE") and (b) the Shares underlying the ADSs to be listed on the Indian Exchanges within 45 days from the date of each Time of Delivery.

          (x) Approvals by Governmental Agencies. To make any post-closing filing, notice or undertaking requested or required by any governmental agencies (including the post closing report to be filed with the Reserve Bank of India within 30 days of closing of the ADS Offering) with respect to the transactions contemplated by this Agreement.

          (xi) Rule 462(b) Registration Statement. If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

          (xii) Continued Compliance with Applicable Securities Laws. To comply with, or obtain waivers of all applicable requirements of U.S., Indian and Japanese law, including, without limitation, the Securities Act and the Exchange Act, the rules and regulations of the Commission promulgated thereunder, the Investment Company Act, the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"), any requests of the Commission or the Japanese Rules and Regulations so as to permit the completion of the transactions contemplated by each of this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus and the Japanese Disclosure Documents.

          (xiii) Reporting Requirements. (A) To file, during the period when the Prospectus is required to be delivered under the Securities Act, on a timely basis, with the Commission all reports and documents required to be filed pursuant to the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

          (B) To file with the DKLFB annual securities reports, semi-annual securities reports and, if necessary, extraordinary reports (including amendments thereto, respectively) of the Company as required under the SELJ, and shall otherwise comply with the Japanese Rules and Regulations; and promptly to furnish to Nomura Securities copies of (i) its reports (including annual securities reports, semi-annual securities reports and any extraordinary reports) which the Company files with the DKLFB in


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                             Underwriting Agreement
     connection with the ADSs and (ii) all documents which the Company files with the DKLFB in connection with the ADSs pursuant to the SELJ; provided, however, that with respect to the documents filed with the DKLFB through the Electronic Disclosure for Investors' NETwork (EDINET), the Company may notify Nomura Securities of the filing of such documents in substitution for the delivery of copies thereof.

          (xiv) Payment of Taxes. To indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or registration taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in India, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the ADSs and the execution and delivery of this Agreement and the Deposit Agreement.

          (xv) No Fiduciary Relationship. The Company acknowledges and agrees that (A) the purchase and sale of the ADSs pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (B) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (C) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (D) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

          (xvi) Free Writing Prospectuses. (A) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object and (B) not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

          (xvii) OFAC and Sanctions Law and Regulations. The Company and each Significant Subsidiary will not use the proceeds from the sale of the ADSs or Equity Shares, directly or indirectly, (A) for any purpose or activity that would violate, or cause any person associated with the ADS Offering to violate the Sanctions Laws and Regulations, or (B) in connection with business, operations or contracts within the countries, or with the governments or with any person or entity, in each case that are prohibited by the Sanctions Laws and Regulations, or in connection with contracts in support of projects in or for the benefit of such countries, governments, persons or entities.


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                                       25


          (xviii) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the ADSs in the manner specified in the Prospectus under "Use of Proceeds" and the corresponding descriptions contained in the Japanese Disclosure Documents.

          (xix) Foreign Institutional Investor Limit. The Company will take all steps to ensure that shareholder meeting to increase the F11 Limit in the Company to 49% will be convened before [-], 2007.

     (b) Covenants of the Underwriters.

          (i) Free Writing Prospectuses. Each Underwriter severally covenants with the Company, unless it obtains the prior written consent of the Company, not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

     SECTION 6. PAYMENT OF EXPENSES. Provided that the transactions contemplated in this Agreement are consummated, the Company covenants and agrees with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the ADSs under the Securities Act (including all fees, disbursements and expenses of the Company's counsel associated with the review and approval of the ADS Offering by Indian federal, central, state and local authorities) and all other expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the ADS Registration Statement (including exhibits), any preliminary prospectus, Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and amendments and supplements thereto, including all printing, graphic and document production and translation costs associated therewith, and the mailing and delivering of copies thereof to its shareholders or to the Underwriters and dealers, as the case may be; (ii) the cost of preparing, printing, producing, filing and delivering the Deposit Agreement, any closing documents (including compilations thereof) and any other documents in connection with the ADS Offering, purchase, sale and delivery of the ADSs; (iii) all expenses in connection with the qualification or registration (or of obtaining exemptions from the qualification and registration) of the ADSs for offering and sale under U.S. state securities laws, including the fees and disbursements of counsel for the Underwriters (such amount not to exceed $20,000) in connection with such qualification and in connection with the Blue Sky surveys; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the ADSs; (v) the fees and expenses incurred in connection with admitting the ADSs for clearance and settlement on the facilities of DTC; (vi) the cost of printing or producing any non-U.S. legal investment memorandum in connection with the offer and sale of the ADSs under foreign (non-U.S. federal or state) securities laws and all expenses in connection with the qualification of the ADSs for offer and sale under such foreign securities laws; (vii) the preparation, issuance and delivery of the ADR certificates evidencing ADSs to the Underwriters, including any stamp, transfer or other taxes payable thereon, and in connection with the sale of the ADSs by the


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                             Underwriting Agreement

Underwriters to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case under this Agreement, any Indian withholding or service tax asserted against an Underwriter by reason of the purchase and sale of an ADS pursuant to this Agreement; (viii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and the Indian Domestic Custodian appointed under the Deposit Agreement; (ix) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); and (x) all fees and expenses in connection with listing the ADSs on the NYSE; and (b) each of the Company and the Underwriters will bear its own costs and expenses relating to investor presentations on any "road show" and electronic roadshow undertaken in connection with the marketing of the ADS Offering, including, without limitation, cost of road show venues, within city local conveyance, meals, lodging expenses, and other related expenses, and the cost of any aircraft chartered in connection with the road show, if applicable ("ROADSHOW EXPENSES"). If the transactions contemplated in this Agreement are not consummated or this Agreement is terminated, each of the Company and the Underwriters will bear its own Roadshow Expenses.

     SECTION 7. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS.

     The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Filing of Prospectus; No Stop Order. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) in the manner and within the applicable time period prescribed for such filing by the rules and regulations (without reliance on Rule 424(b)(8)) under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction; and no order suspending the effectiveness of such registration, and no notice of a hearing from which an order suspending such effectiveness may result, shall have been issued or given on or before the First Time of Delivery.

     (b) No Suspension of Japanese Securities Registration Statement. The registration made under the Japanese Securities Registration Statement shall have become effective pursuant to the Japanese Rules and Regulations no later than [-], 2007 and shall have remained effective at the First Time of Delivery; and no order suspending the effectiveness of such registration, and no notice of a hearing from which an order suspending such effectiveness may result, shall have been issued or given on or before the First Time of Delivery.

     (c) Opinion of Shearman & Sterling LLP. Shearman & Sterling LLP, United States counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.


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     (d) Opinion of Latham & Watkins LLP. Latham & Watkins LLP, United States
counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives as attached hereto as Annex I, and such other documents and materials with respect to such matters as the Representatives may reasonably request.

     (e) Opinion of Amarchand & Mangaldas & Suresh A. Shroff & Co. Amarchand & Mangaldas & Suresh A. Shroff & Co., India counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives as attached hereto as Annex II.

     (f) Opinion of S&R Associates. S&R Associates, India counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     (g) Opinion of Anderson, Mori & Tomotsune. Anderson, Mori & Tomotsune, Japan counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives as attached hereto as Annex III.

     (h) Opinion of Linklaters. Linklaters, Japan counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     (i) Opinion of Patterson Belknap Webb & Tyler LLP. Patterson Belknap Webb & Tyler LLP, counsel for the Depositary, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives as attached hereto as Annex IV, and such other documents and materials with respect to such matters as the Representatives may reasonably request.

     (j) Comfort Letter of Deloitte Haskins & Sells, Mumbai, India. On the date hereof, at 9:30 a.m. New York time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte Haskins & Sells, Mumbai, India shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the U.S. GAAP audited and unaudited financial statements and certain financial information contained in the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus and the Prospectus, to the effect set forth in Annex V hereto.


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     (k) Comfort Letter of Chaturvedi & Shah. On the date hereof, at 9:30 a.m.
New York time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Chaturvedi & Shah shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, with respect to certain financial information derived from the Company's unaudited financial statements prepared in accordance with generally accepted accounting principles in India included in the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus and the Prospectus, to the effect set forth in Annex VI hereto.

     (l) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Time of Delivery, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, management, operations or prospects of the Company and its Significant Subsidiaries taken as a whole, other than as set forth in the Time of Sale Prospectus and the Japanese Disclosure Documents, the effect of which, in any such case is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner set forth in the Time of Sale Prospectus and the Japanese Disclosure Documents.

     (m) Listing Approval. (i) The ADSs to be sold by the Company at such Time of Delivery shall have been approved for listing on the NYSE, subject only to official notice of issuance and (ii) prior to the date hereof, the Company has received in-principle approval of the Indian Exchanges to list the Shares underlying the ADSs, and such approvals are in full force and in effect on the date hereof at each Time of Delivery.

     (n) Depositary Certificates. The Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement.

     (o) Officer's Certificate. The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company, satisfactory to the Representatives as to the accuracy in all material respects, of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance in all material respects by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
(a), (b) and (l) of this Section, and as to such other matters as the Representatives may reasonably request.

     (p) Lock-up Agreements. The "lock-up" agreements, each substantially in the form as set forth as Exhibit A hereto, between the Representatives and officers and directors of the


                      Sterlite Industries (India) Limited
                             Underwriting Agreement

Company and certain shareholders named in Schedule IV hereto relating to sales and certain other dispositions of ADSs or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect as of the Time of Delivery.

     The Representatives may, at their sole discretion, and on behalf of the Underwriters, waive compliance with any of the conditions specified in this
Section 7; provided that compliance with respect to subsections (b), (g) and (h) only of this Section 7 may only be waived with the consent of both the Representatives and Nomura Singapore. If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, and such condition shall not have been waived by the Representatives (or the Representatives and Nomura Singapore with respect to subsections (b), (g) and
(h) only) pursuant to this Section, this Agreement, or, in the case of any condition to the purchase of the Optional ADSs on a Time of Delivery which is after the First Time of Delivery, the obligations of the several Underwriters to purchase the relevant Optional ADSs may be terminated by the Representatives by notice to the Company at any time at or prior to the relevant Time of Delivery, and such termination shall be without liability of any party to any other party except as provided in Section 6 and except that Sections 1, 8 and 10 shall survive any such termination and remain in full force and effect.

     SECTION 8. INDEMNIFICATION.

     (a) Indemnification of Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act selling ADSs on behalf of an Underwriter, and the directors, officers and employees of such Underwriter, person who controls any Underwriter and affiliate of any Underwriter (collectively, the "INDEMNIFIED PARTIES"), against any losses, claims, damages or liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act or other United States federal or state statutory law or regulation, the SELJ or Indian common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based in whole or in part upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the ADS Registration Statement, the 8-A Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, the Prospectus or the Japanese Disclosure Documents, or any amendment or supplement thereto, or (ii) arise out of or are based in whole or in part upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein.

     (b) Indemnification of Company, Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors,


                      Sterlite Industries (India) Limited
                             Underwriting Agreement
each of its officers, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, each of its directors, each of its officers, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Underwriting through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the ADS Registration Statement, the 8-A Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, the Prospectus or the Japanese Disclosure Documents, or any amendment or supplement thereto.

     (c) Actions Against Parties; Notification. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel (in addition to any local counsel) or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without a written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment: (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Contribution. If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the ADS Offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in


                       Sterlite Industries (India) Limited
                             Underwriting Agreement
such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (e) No Prejudice to Other Liability. The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have.

     (f) Indemnity and Contribution Provisions to Survive. The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the other parties to this Agreement that are contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares or the ADSs.


                       Sterlite Industries (India) Limited
                             Underwriting Agreement

     SECTION 9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. (a) If any Underwriter shall default in its obligation to purchase ADSs which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in its discretion arrange for the Representatives or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such ADSs, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such ADSs, or the Company notifies the Representatives that it has so arranged for the purchase of such ADSs, the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus, the Prospectus or the Japanese Disclosure Documents, or in any other documents or arrangements, and the Company agrees to prepare and file promptly any amendments to the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus, the Prospectus or the Japanese Disclosure Documents, which in the opinion of the Representatives may thereby be made necessary. The term "UNDERWRITER" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

     (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase, in addition to the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery, such non-defaulting Underwriter's pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     SECTION 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE. The respective indemnities, agreements, representations, warranties and other statements of the


                       Sterlite Industries (India) Limited
                             Underwriting Agreement

Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, its directors, officers, employees or agents, or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company and shall survive delivery of and payment for the ADSs.

     SECTION 11. LIABILITY OF COMPANY IN THE EVENT OF A DEFAULT BY ANY UNDERWRITER. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter, except as provided in Sections 6 and 8 hereof; but if for any other reason any ADSs are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of pocket expenses reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered (other than fees, disbursements and expenses of the Underwriters' counsel and the Underwriters' own Roadshow Expenses which shall be borne by the Underwriters), but the Company shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 6 and 8 hereof.

     SECTION 12. TERMINATION. The Representatives may terminate this Agreement, by notice to the Company, and, after consultation with the Company, at any time at or prior to the First Time of Delivery (a) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the Time of Sale Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business, management, operations or prospects of the Company and its Significant Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (b) if there has occurred any material adverse change in the financial markets in the United States, London, India, Japan or the international financial markets, any outbreak of hostilities or terrorism or escalation thereof or other calamity or crisis or any change or development involving a prospective change in the United States, Indian, Japanese or international political, financial or economic conditions (including a declaration by the United States or India of a national emergency or war) or currency exchange rates or exchange controls, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the ADSs or to enforce contracts for the purchase or sale of the ADSs, or (c) if trading in any securities of the Company (including the Equity Shares or the ADSs) has been suspended or materially limited by the Commission or the Indian Exchanges or the NYSE, or if trading generally on the Indian Exchanges, the American Stock Exchange, Nasdaq National Market or the NYSE has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association Securities Dealers, Inc. or any other governmental authority, or (d) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or India or with respect to Clearstream or Euroclear systems in Europe, or (e) if a banking moratorium has been declared by either Indian, United States Federal, United Kingdom or New York authorities. Any termination pursuant to this Section 12 shall be without liability on the part of (i) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 6 hereof (other than


                       Sterlite Industries (India) Limited
                             Underwriting Agreement
the fees, disbursements and expenses of the Underwriters' counsel and the Underwriters' own Roadshow Expenses which shall be borne by the Underwriters),
(ii) any Underwriter to the Company, or (iii) of any party hereto to any other party except that the provisions of Sections 6 and 8 shall at all times be effective and shall survive such termination.

     SECTION 13. NOTICES. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to each of the Representatives at (i) c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, New York 10080, USA, Attention: Equity Capital Markets, fax (212) 449-1000, (ii) c/o Morgan Stanley & Co. International Limited, 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom, and c/o Morgan Stanley Dean Witter Asia Limited, 30/F Three Exchange Square, Central, Hong Kong, Attention: Head of Global Capital Markets, fax (852) 2848-5653, and (iii) Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013, Attention: General Counsel, fax
(212) 816-7912; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; with a copy to Latham & Watkins LLP, 80 Raffles Place, #14-20 UOB Plaza 2, Singapore 048624,
Attention: Michael W. Sturrock, fax (65) 6536-1171; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     SECTION 14. BENEFITS OF AGREEMENT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company, and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the directors, officers, employees and agents of any Underwriter, and each person who controls the Company, or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     SECTION 15. JURISDICTION; CONSENT TO SERVICE. Each of the parties hereto irrevocably (a) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any federal or state court in the Borough of Manhattan, The City of New York (a "NEW YORK COURT"), (b) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (c) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation Systems, 111 Eighth Avenue, New York, New York 10011, U.S.A., as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any


                       Sterlite Industries (India) Limited
                             Underwriting Agreement

New York Court by any Underwriter or by any person who controls any Underwriter. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the party that has appointed it shall be deemed, in every respect, effective service of process upon the Company.

     SECTION 16. JUDGMENT CURRENCY. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "JUDGMENT CURRENCY") other than United States dollars, the Company will indemnify each Underwriter and the Underwriters will indemnify the Company against any loss incurred by such Underwriter as a result of any variation as between (a) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (b) the rate of exchange at which an Underwriter or the Company, as applicable, are able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter or the Company, as applicable. The foregoing indemnity shall constitute a separate and independent obligation of each of the Underwriters or the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "RATE OF EXCHANGE" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     SECTION 17. TIME. Time shall be of the essence of this Agreement.

     SECTION 18. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 19. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 20. HEADINGS. The headings of the sections of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     SECTION 21. TAX DISCLOSURE. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

     SECTION 22. ENTIRE AGREEMENT. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this


                       Sterlite Industries (India) Limited
                             Underwriting Agreement

Agreement) that relate to the offering of the ADSs, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the ADSs.


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]


                       Sterlite Industries (India) Limited
                             Underwriting Agreement

     If the foregoing is in accordance with the Representatives' understanding, please sign and return to us one original or counterpart hereof for the Company and each of the Representatives of the Underwriters plus one for each counsel and the Depositary, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that the Representatives' acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the Representatives' part as to the authority of the signers thereof.



                                             Very truly yours,

                                             STERLITE INDUSTRIES (INDIA) LIMITED



                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                    SIGNATURE PAGE TO UNDERWRITING AGREEMENT

CONFIRMED AND ACCEPTED
as of the date first above written

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
CITIGROUP GLOBAL MARKETS INC.



BY:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:
     --------------------------------
     Name:
     Title:




BY:  MORGAN STANLEY & CO. INTERNATIONAL LIMITED


By:
     --------------------------------
     Name:
     Title:




BY:  CITIGROUP GLOBAL MARKETS INC.


By:
     --------------------------------
     Name:
     Title:




     For themselves as Representatives of the other Underwriters named in
Schedule I hereto.


                    SIGNATURE PAGE TO UNDERWRITING AGREEMENT

                                   SCHEDULE I


                                                                                     NUMBER OF OPTIONAL ADSS TO BE
                                                  TOTAL NUMBER OF FIRM ADSS TO         PURCHASED IF MAXIMUM OPTION
             NAME OF UNDERWRITER                          BE PURCHASED                          EXERCISED
-----------------------------------------------  --------------------------------  ------------------------------------
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                                             [o]                                [o]

Morgan Stanley & Co. International Limited                    [o]                                [o]

Citigroup Global Markets Inc.                                 [o]                                [o]

                                                 --------------------------------  ------------------------------------
Nomura Singapore Limited                                      [o]                                 0
                                                 --------------------------------  ------------------------------------

                                                 --------------------------------  ------------------------------------

TOTAL                                                         [o]                                [o]

                                                 ================================  =====================================


                                   Schedule I

                                   SCHEDULE II


                             TIME OF SALE PROSPECTUS


1.   Preliminary Prospectus issued [[o], 2007]


                                   Schedule II

                                  SCHEDULE III

                        LIST OF SIGNIFICANT SUBSIDIARIES


Copper Mines of Tasmania Pty Ltd
Bharat Aluminium Company Limited
Hindustan Zinc Limited
Monte Cello BV
Sterlite Opportunities and Ventures Limited
Sterlite Energy Limited
Thalanga Copper Mines Pty Ltd
Vedanta Alumina Limited


                                  Schedule III

                                   SCHEDULE IV

                 LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP


DIRECTORS AND EXECUTIVE OFFICERS:

Anil Agarwal
Navin Agarwal
Kuldip Kumar Kaura
Tarun Jain
Dwarka Prasad Agarwal
Berjis Minoo Desai
Gautam Bhailal Doshi
Sandeep H. Junnarkar
Ishwarlal Patwari
Dindayal Jalan
Dhanpal Arvind Jhaveri
Dilip Golani
S. Venkatesh


PRINCIPAL SHAREHOLDERS:

Vedanta Resources plc
Twin Star Holdings Limited
The Madras Aluminium Company Limited


                                   Schedule IV

                                   SCHEDULE V

   SHAREHOLDERS OF THE COMPANY VOTING IN FAVOR OF INCREASE TO 49% IN FII LIMIT


Vedanta Resources plc
Twin Star Holdings Limited
The Madras Aluminium Company Limited


                                   Schedule V

                                    EXHIBIT A

                            [FORM OF LOCK-UP LETTER]


                                                                    [DATE], 2007

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
250 Vesey Street
New York, New York 10080
USA

Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf, London E14 4QA
United Kingdom

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

As Representatives of the several Underwriters named in
Schedule I attached to the Underwriting Agreement

Dear Ladies and Gentlemen:

     The undersigned understands that you, as Representatives of the several Underwriters named in an Underwriting Agreement (as defined below), propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Sterling Industries (India) Limited, incorporated in the Republic of India (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters (the "UNDERWRITERS"), of [-] American depositary shares (the "ADSS"), each representing one equity share, par value Rs. 2 per share, of the Company (the "EQUITY SHARES").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending on the day after the date 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant or exercise any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or file or cause to be filed a registration statement, or exercise any registration right, in respect of, any ADSs or Equity Shares or any securities convertible into or exchangeable or exercisable for any ADSs or Equity Shares, or any similar securities, held by the undersigned on the date hereof, or (2) enter into any


                                    Exhibit A
swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of ADSs or Equity Shares held by the undersigned on the date hereof, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADS or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of ADS or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") shall be required or shall be voluntarily made in connection with subsequent sales of ADS or other securities acquired in such open market transactions, (b) transfers of shares of ADS or any security convertible into ADS as a bona fide gift or (c) distributions of shares of ADS or any security convertible into ADS to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of ADS, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending on the day after the date 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of ADS or any security convertible into or exercisable or exchangeable for ADS. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of ADS except in compliance with the foregoing restrictions.

     If:

     (1) during the last 17 days of the restricted period the Company issues an earnings release or announces material news or a material event; or

     (2) prior to the expiration of the restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of material news or material event, as applicable; provided that in the case of clause (2) above, if no earnings results are released during the 16-day period, the lock-up will terminate on the last day of the 16-day period.

     The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or the Representatives that the restrictions imposed by this agreement have expired.

     The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned


                                    Exhibit A
further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.



                                                Very truly yours,



                                                --------------------------------
                                                (Name)




                                                --------------------------------
                                                (Address)


                                    Exhibit A